                                                                   EXHIBIT 10.33


                           COMMERCIAL LEASE AGREEMENT


                                     BETWEEN


                       AMERICAN INDUSTRIAL PROPERTIES REIT

                                   AS LANDLORD


                                       AND


                          MEDSTONE INTERNATIONAL, INC.

                                    AS TENANT


                           DATED: _____________, 2000

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ARTICLE 1  -    BASIC LEASE PROVISIONS                                        2
ARTICLE 2  -    TERM AND POSSESSION                                           4
ARTICLE 3  -    RENT                                                          6
ARTICLE 4  -    SECURITY DEPOSIT                                              8
ARTICLE 5  -    OCCUPANCY AND USE                                             9
ARTICLE 6  -    UTILITIES AND SERVICES                                       13
ARTICLE 7  -    MAINTENANCE, REPAIRS, ALTERATIONS AND IMPROVEMENTS           14
ARTICLE 8  -    INSURANCE, FIRE AND CASUALTY                                 16
ARTICLE 9  -    CONDEMNATION                                                 20
ARTICLE 10 -    LIENS                                                        20
ARTICLE 11 -    TAXES ON TENANT'S PROPERTY                                   21
ARTICLE 12 -    SUBLETTING AND ASSIGNING                                     21
ARTICLE 13 -    SUBORDINATION AND TENANT'S ESTOPPEL CERTIFICATE              22
ARTICLE 14 -    DEFAULT                                                      23
ARTICLE 15 -    NOTICES                                                      26
ARTICLE 16 -    MISCELLANEOUS PROVISIONS                                     26

                               EXHIBITS AND RIDERS

                Exhibit A    Site Plan of Premises
                Exhibit B    Acceptance of Premises Memorandum
                Exhibit C    Secretary's Certificate
                Exhibit D    Work Letter
                Rider 1      Renewal Option

                           COMMERCIAL LEASE AGREEMENT

        This Commercial Lease Agreement (hereinafter called this "Lease") is made this _____day of _____, 2000 between AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust, (hereinafter called "Landlord"), and MEDSTONE INTERNATIONAL, INC., a Delaware corporation (hereinafter called "Tenant").

                                    ARTICLE 1
                     BASIC LEASE PROVISIONS AND DEFINITIONS

1.    BUILDING:

         a.  NAME:  Columbia Corporate Center
         b.  ADDRESS:  100 Columbia
         c.  PROPERTY NUMBER:
         d.  AGREED RENTABLE AREA: 42,106 square feet

2.    PREMISES:

         a.  SUITE NUMBER:  100
         b.  AGREED RENTABLE AREA:  20,608 square feet (Total
             Project Size 128,216 square feet)

3.    TERM:  SIXTY-FOUR (64) MONTHS

4.    COMMENCEMENT DATE:  July 23, 2000

5.    EXPIRATION DATE:  November 30, 2005

6.    BASE RENT:

                           Rental Period                                     Base Monthly Rent
                           -------------                                     -----------------
                   July 23, 2000 to November 30, 2000                          Rent Abated
                   December 1, 2000 to July 30, 2001                            $18,547.20
                   August 1, 2001 to July 30, 2002                              $19,165.44
                   August 1, 2002 to July 30, 2003                              $20,608.00
                   August 1, 2003 to July 30, 2004                              $21,638.40
                   August 1, 2004 to July 30, 2005                              $22,256.64
                   August 1, 2005 to November 30, 2005                          $23,080.96

7.    ADDITIONAL RENT, EXPENSE STOPS AND PRO RATA SHARE PERCENTAGE:

                   A.  OPERATING EXPENSE STOP:                                     $0.00
                   B.  REAL ESTATE TAXES EXPENSE STOP:                             $0.00
                   C.  TENANT'S PRO RATA SHARE PERCENTAGE:                        16.09%

The following chart is provided as an estimate of Tenant's initial monthly payment broken down into its components. This chart, however, does not supersede the specific provisions contained elsewhere in this lease.

              Initial Monthly Base Rent                                $18,547.20
              Initial Monthly Estimated Operating Expense Escrow       $ 3,778.13
              Initial Monthly Estimated Real Tax Escrow                $ 2,764.91
              Other                                                    $     0.00
                                                                       ----------
              Total Initial Monthly Payment                            $25,090.24
                                                                       ==========

8.    SECURITY DEPOSIT:  $23,080.96

9. USE: Headquarter facility for research and development and manufacturing of noninvasive medical devices for the disintegration of kidney and gall stones.

10.   LANDLORD'S BROKER:  USAA Realty Company

      LANDLORD'S BROKER IS REPRESENTED BY:  Hans Mumper / Kirby Greenlee

11.   TENANT'S BROKER:  Cushman & Wakefield of California, Inc.
      TENANT'S BROKER IS REPRESENTED BY:  Jeff Cannon

12. PAYMENTS: All payments shall be sent to Landlord at the address below, or such other place as Landlord may designate from time to time.

            American Industrial Properties, REIT
            P.O. Box 971799, Dept. 9934
            Dallas, TX  75397-1799

13.   LEASE GUARANTOR:  None

14.   NOTICES:  Addresses for notices due under this Lease:

LANDLORD:                                TENANT:

American Industrial Properties REIT      PRIOR TO COMMENCEMENT DATE:
Attention:  Mr. Joseph D. Akers
6210 North Beltline, Suite 170           _______________________________________
Irving, Texas  75063-2656                _______________________________________
(972) 756-0704 Telecopier                _______________________________________
                                         _______________________________________
                                         _______________________________________
PROPERTY MANAGER:                        ________________________Telecopier

Brenna Walraven
USAA Realty Company                      ON OR AFTER COMMENCEMENT DATE:
2201 Dupont Drive, Suite 360
Irvine, California  92612                The Premises
(949) 261-0926 Telecopier                Attention: ____________________________
                                         _______________________ Telecopier

                                    ARTICLE 2
                               TERM AND POSSESSION

SECTION 2.1 LEASE OF PREMISES, COMMENCEMENT AND EXPIRATION:

     2.1.1 Lease of Premises: In consideration of the mutual covenants herein, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to all the terms and conditions of this Lease, the portion of the Building (as described in Item 1 of Article 1) described as the Premises in Item 2 of Article 1 and that is more particularly described by the crosshatched area on Exhibit A attached hereto (hereinafter called the "Premises"). The agreed rentable area of the Premises is hereby stipulated to be the "Agreed Rentable Area" of the Premises set forth in Item 2b of Article 1, irrespective of whether the same should be more or less. The agreed rentable area of the Building is hereby stipulated to be the "Agreed Rentable Area" of the Building set forth in Item 1c of Article 1, irrespective of whether the same should be more or less. The Building, the land on which the Building is situated and all improvements and appurtenances to the Building and the land are referred to collectively herein as the "Property".

     2.1.2 Initial Term and Commencement: The initial term of this Lease shall be the period of time specified in Item 3 of Article 1. The initial term shall commence on the Commencement Date (herein so called) set forth in Item 4 of
Article 1 and, unless sooner terminated pursuant to the terms of this Lease, the initial term of this Lease shall expire, without notice to Tenant, on the Expiration Date (herein so called) set forth in Item 5 of Article 1 (as such Commencement Date and/or Expiration Date may be adjusted pursuant to Exhibit B attached hereto). Notwithstanding anything to the contrary contained herein, the Lease will expire in the last day of the last month of the Term.

SECTION 2.2 INSPECTION AND DELIVERY OF PREMISES, CONSTRUCTION OF LEASE SPACE
            IMPROVEMENTS AND POSSESSION:

     2.2.1 Delivery and Completion: TENANT HEREBY ACKNOWLEDGES THAT TENANT HAS INSPECTED THE COMMON AREA (AS HEREINAFTER DEFINED) AND THE PREMISES, AND HEREBY
(I) ACCEPTS THE COMMON AREA IN "AS IS" CONDITION FOR ALL PURPOSES AND (II) SUBJECT TO LANDLORD'S COMPLETION OF ITS OBLIGATIONS UNDER THE WORK LETTER (HEREIN SO CALLED) ATTACHED HERETO AS EXHIBIT D, TENANT HEREBY ACCEPTS THE PREMISES FOR ALL PURPOSES (INCLUDING THE SUITABILITY OF THE PREMISES FOR THE PERMITTED USE). Landlord will perform or cause to be performed the work and/or construction of Tenant's Improvements (as defined in the Work Letter) in accordance with the terms of the Work Letter and will use commercially reasonable efforts to Substantially Complete (as defined in the Work Letter) Tenant's Improvements by the Commencement Date. If Tenant's Improvements are not Substantially Complete by the Commencement Date set forth in Item 6 of Article 1 for any reason whatsoever, Tenant's sole remedy shall be an adjustment of the Commencement Date and the Expiration Date to the extent permitted under the Work Letter. The Premises shall be delivered to Tenant on the Commencement Date; provided, however, Landlord may, at its sole option, permit the Tenant to have access to the Premises prior to the Commencement Date. Any such occupancy will not affect the Commencement Date; however, such occupancy will be subject to all other provisions of this Lease, including without limitation the indemnity provisions set forth in Section 8.5.1. hereof.

     2.2.2 Common Area: "Common Areas" will mean all areas, spaces, facilities, and equipment (whether or not located within the Building) made available by Landlord for the common and joint use of Landlord, Tenant and others designated by Landlord using or occupying space in the Building or at the Property, as applicable, to the extent same are not expressly made a part of the Premises, and are made available for use of all tenants in the Building. Tenant is hereby granted a nonexclusive right to use the Common Areas during the term of this Lease for its intended purposes, in common with others designated by Landlord, subject to the terms and conditions of this Lease, including, without limitation, the Rules and Regulations. The Common Areas will be at all times under the exclusive control, management and operation of the Landlord.


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COMMERCIAL LEASE AGREEMENT

     2.2.3 Acceptance of Premises Memorandum: Upon Substantial Completion (as defined in the Work Letter) of Tenant's Improvements, Landlord and Tenant shall execute the Acceptance of Premises Memorandum (herein so called) attached hereto as Exhibit B. If Tenant occupies the Premises without executing an Acceptance of Premises Memorandum, Tenant shall be deemed to have accepted the Premises for all purposes and Substantial Completion shall be deemed to have occurred on the earlier to occur of: (i) actual occupancy, (ii) the Commencement Date set forth in Item 4 of Article 1, or (iii) the date Tenant commences doing business at the Premises if Landlord consents to an early occupancy as set forth in Section 2.2.1.

SECTION 2.3 REDELIVERY OF THE PREMISES: Upon the expiration or earlier termination of this Lease, or upon the exercise by Landlord of its right to re-enter the Premises without terminating this Lease, Tenant shall immediately deliver to Landlord the Premises in a safe, "broom clean", neat, sanitary and operational condition, normal wear and tear excepted, together with all keys and parking and access cards. Tenant shall, by the Expiration Date or the date this Lease is earlier terminated in accordance with the terms hereof, remove from the Premises, at the sole expense of Tenant: (i) unless Landlord is asserting its lien rights therein, any equipment, machinery, trade fixtures and personalty installed or placed in the Premises by or on behalf of Tenant and (ii) if requested by Landlord, all or any part of the improvements made to the Premises by or on behalf of Tenant. All removals described above shall be accomplished in a good and workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of the Building or the plumbing, electrical lines or other utilities. Tenant shall, at its expense, promptly repair any damage caused by such removal, provided that in the case of improvements that Tenant is required to remove, Tenant shall restore the Premises to the condition existing prior to the installation of such improvements. If Tenant fails to deliver the Premises in the condition aforesaid, then Landlord may restore the Premises to such a condition at Tenant's expense. All property required to be removed pursuant to this Section not removed within time period required hereunder shall thereupon be conclusively presumed to have been abandoned by Tenant, and Landlord may, at its option, take over possession of such property and either (a) declare the same to be the property of Landlord or (b) at the sole cost and expense of Tenant, remove and store and/or dispose of the same or any part thereof in any manner that Landlord shall choose without incurring liability to Tenant or any other person.

SECTION 2.4 HOLDING OVER: In the event Tenant, or any party under Tenant claiming rights to this Lease, retains possession of the Premises after the expiration or earlier termination of this Lease, such possession shall constitute and be construed as a tenancy at will only, subject, however, to all of the terms, provisions, covenants and agreements on the part of Tenant hereunder; such parties shall be subject to immediate eviction and removal, and Tenant or any such party covenants and agrees to pay Landlord as rent for the period of such holdover an amount equal to one hundred fifty percent (150%) the Base Monthly Rent and Additional Rent (as hereinafter defined) in effect immediately preceding expiration or termination, as applicable, prorated on a daily basis. Tenant covenants and agrees to also pay any and all damages sustained by Landlord as a result of such holdover. The rent during such holdover period shall be payable to Landlord from time to time on demand; provided, however, if no demand is made during a particular month, holdover rent accruing during such month shall be paid in accordance with the provisions of this Section 2.4. Tenant will vacate the Premises and deliver same to Landlord immediately upon Tenant's receipt of notice from Landlord to so vacate. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend the term of this Lease. No payments of money by Tenant to Landlord after the expiration or earlier termination of this Lease shall reinstate, continue or extend the term of this Lease. No payments of money by Tenant, other than the holdover rent accruing during such holdover period paid in accordance with the provisions of this Section 2.4, to Landlord after the expiration or earlier termination of this Lease shall constitute full payment of rent under the terms of this Lease, and Tenant further agrees that any such payment(s), other than the holdover rent accruing in accordance with the provisions of this Section 2.4, to Landlord shall constitute a default and breach of this Lease by Tenant pursuant to Article 14 herein. No extension of this Lease after the expiration or earlier termination thereof shall be valid unless and until the same shall be evidenced by a writing signed by both Landlord and Tenant.


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COMMERCIAL LEASE AGREEMENT

                                    ARTICLE 3
                                      RENT

SECTION 3.1 BASE RENT: Tenant shall pay as rent for the Premises the applicable Base Monthly Rent shown in Item 6 of Article 1. The Base Monthly Rent shall be payable in monthly installments equal to the applicable Base Monthly Rent shown in Item 6 of Article 1 in advance, without notice, demand, offset or deduction. The required monthly installments shall commence on the Commencement Date and shall continue on the first (1st) day of each calendar month thereafter until the Expiration Date. If the Commencement Date is specified to occur or otherwise occurs on a day other than the first day of a calendar month, the Base Monthly Rent for such partial month shall be prorated.

SECTION 3.2 ADDITIONAL RENT:

     3.2.1 Definitions: For purposes of this Lease, the following definitions shall apply:

          (a) "Additional Rent", for a particular year, shall equal the product of Tenant's Pro Rata Share Percentage (as set forth in Item 7c of
               Article 1), multiplied by the sum of (i) the amount by which all Operating Expenses for the applicable calendar year exceed Tenant's Operating Expense Stop (as set forth in Item 7a of
               Article 1) plus (ii) the amount by which the Real Estate Taxes for the applicable calendar year exceed Tenant's Real Estate Taxes Expense Stop as set forth in Item 7b of Article 1). In no event shall Tenant be responsible for any "Additional Rent" or the costs of repairs, capital expenditures or maintenance which occurred prior to the lease commencement.

          (b) "Operating Expenses" shall mean (without duplication of any costs and expenses of which Tenant is responsible under Section 6.1 or subsection 7.2.1 below) (i) all of the costs and expenses Landlord incurs, pays or becomes obligated to pay in connection with operating, managing, maintaining, repairing and insuring the Property for a particular calendar year or portion thereof as determined by Landlord in accordance with generally accepted accounting practices, including, if applicable, if the Property is less than one hundred percent (100%) occupied, all additional costs and expenses of operating, managing, maintaining, repairing and insuring the Property which Landlord determines that would have been paid or incurred during the particular calendar year or portion thereof if the Property had been one hundred percent (100%) occupied, (ii) wages, salaries, employee benefits and taxes for personnel working full or part-time in connection with the operation, maintenance and management of the Building and the Common Areas, (iii) , (iv) the cost of any capital improvement made to the Building by Landlord after the date of this Lease that is required under any governmental law or regulation, together with an amount equal to interest at the rate of twelve percent (12%) per annum (the "Amortization Rate") on the unamortized balance thereof, (v) the cost of any capital improvement made to the Common Areas of the Building after the date of this Lease that is required under the interpretations or regulations issued from time to time under the provisions of the Americans With Disabilities Act of 1990, 42 U.S.C. ss. 120101-12213 or comparable laws of the State and local agencies in which the Property is located (collectively, the "Disability Acts"), amortized over such period as Landlord shall reasonably determine, together with an amount equal to interest at the Amortization Rate on the unamortized balance thereof, (vi) the cost of any labor-saving or energy-saving device or other equipment installed in the Building after the date hereof, amortized over such period as is reasonably determined by


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COMMERCIAL LEASE AGREEMENT

               Landlord, together with an amount equal to interest at the Amortization Rate on the unamortized balance thereof, (vii) the charges assessed against the Property pursuant to any contractual covenants or recorded declaration of covenants or the covenants, conditions and restrictions of any other similar instrument affecting the Property, and (viii) all other costs and expenses which would generally be regarded as operating, maintenance, repair and management costs and expenses, including those which would normally be amortized over a period not to exceed five (5) years. Operating Expenses shall not include Real Estate Taxes (hereinafter defined). Tenant shall have the right, at its expense and with reasonable written notice to Landlord, to examine Landlord's "Building Cost" records. Such inspection may be accomplished by an officer of the corporation or a Certified Public Accountant (CPA) whose compensation is not contingency based.

          (c) "Real Estate Taxes" shall mean all real estate taxes and other taxes or assessments, which are levied with respect to the Property or any portion thereof for each calendar year and shall include any tax, surcharge or assessment which shall be levied in addition to or in lieu of real estate taxes, the costs and expenses of a consultant, if any, and/or of contesting the validity or amount of such real estate or other taxes, and shall also include any rental, excise, sales, transaction, privileged, or other tax or levy, however denominated, imposed upon or measured by the rental payable hereunder or on Landlord's business of leasing the Premises, any non-progressive tax on or measured by gross rentals received from the rental of space in the Building, and any tax in this transaction or any documents to which Tenant is a party creating or transferring an interest in the Premises, excepting only Landlord's net income taxes (collectively, "Real Estate Taxes").

          (d) "Tenant's Operating Expense Stop" shall be the total Operating Expenses for the applicable calendar year set forth in item 7a of
               Article 1 or if no year is so stated, the total dollar amount stated in Item 7a of Article 1.

          (e) "Tenant's Real Estate Taxes Expense Stop" shall be the total of all Real Estate Taxes for the applicable calendar year set forth in Item 7b of Article 1 or if no year is so stated, the total dollar amount stated in Item 7b of Article 1.

          (f) "Project Costs" shall not include costs and expenses related to underground water contamination which occurred prior to Tenant's original occupancy of the Premises (as a subtenant to Sears). The date of such occupancy is hereby agreed to be March 3, 1994.

     3.2.2 Payment Obligation: In addition to the Base Rent specified in this Lease, Tenant shall pay to Landlord the Additional Rent, in each calendar year or partial calendar year, payable in monthly installments as hereinafter provided. On or prior to the Commencement Date and at least thirty (30) days prior to each calendar year thereafter (or as soon thereafter as is reasonably possible), Landlord shall give Tenant written notice of Tenant's estimated Additional Rent for the applicable calendar year and the amount of the monthly installment due for each month during such year. Tenant shall pay to Landlord on the Commencement Date and on the first day of each month thereafter the amount of the applicable monthly installment, without notice, demand, offset or deduction, provided, however, if the applicable installment covers a partial month, then such installment shall be prorated on a daily basis. If Landlord fails to give Tenant notice of its estimated payments of Additional Rent in accordance with this subsection for any calendar year, then Tenant shall continue making monthly estimated payments in accordance with the estimate for the previous calendar year until a new estimate is provided by Landlord. If Landlord determines that, because of unexpected increases in Operating Expenses or other reasons, Landlord's estimate of Operating Expenses was too low, then Landlord shall have the right to


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COMMERCIAL LEASE AGREEMENT
give a new statement of the estimated Additional Rent due from Tenant for the applicable calendar year or the balance thereof and to bill Tenant for any deficiency which may have accrued during such calendar year or portion thereof, and Tenant shall thereafter pay monthly installments of Additional Rent based on such new statement. Within a reasonable time after the end of each calendar year and the Expiration Date, Landlord shall prepare and deliver to Tenant a statement showing Tenant's actual Additional Rent for the applicable calendar year, provided that with respect to the calendar year in which the Expiration Date occurs, (x) that calendar year shall be deemed to have commenced on January 1 of that year and ended on the Expiration Date (the "Final Calendar Year") and
(y) Landlord shall have the right to estimate the actual Operating Expenses allocable to the Final Calendar Year. If Tenant's total monthly payments of Additional Rent for the applicable calendar year are less than Tenant's actual Additional Rent, then Landlord shall credit the amount of such overpayment to Tenant, provided, however, with respect to the Final Calendar Year, Landlord shall pay to Tenant the amount of such excess payments, less any additional amounts then owed to Landlord. Unless Tenant takes written exception to any item within thirty (30) days after the furnishing of an annual statement, such statement shall be considered as final and accepted by Tenant. Any amount due Landlord as shown on any such statement shall be paid by Tenant within twenty
(20) days after it is furnished to Tenant.

SECTION 3.3 RENT DEFINED AND NO OFFSETS: The Base Monthly Rent, the Additional Rent and all other sums required to be paid to Landlord by Tenant under this Lease, including any sums due under the Work Letter, shall constitute rent and are sometimes collectively referred to as "Rent". Tenant shall pay each payment of Rent when due, without prior notice or demand therefor and without deduction or offset.

SECTION 3.4 LATE CHARGES: If any installment of Base Monthly Rent or Additional Rent or any other payment of Rent under this Lease shall not be paid when due, a "Late Charge" of five percent (5%) of the amount overdue may be charged by Landlord to defray Landlord's administrative expense incident to the handling of such overdue payments. The parties agree that (a) it would be impractical and extremely difficult to fix the actual damage Landlord will suffer in the event of Tenant's late payment, (b) such late charge represents a fair and reasonable estimate of the detriment that Landlord will suffer by reason of late payment by Tenant, and (c) the payment of interest as provided in Section 16.9 hereof and late charges pursuant to this Section 3.4 are distinct and separate in that payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for Landlord's processing, administrative and other costs incurred by Landlord as the result of Tenant's delinquent payments. Acceptance of any such interest and late charges will not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any other rights and remedies available to Landlord. Each Late Charge shall be payable by Tenant on demand of Landlord.

                                    ARTICLE 4
                                SECURITY DEPOSIT

Tenant will pay Landlord on the date this Lease is executed by Tenant the Security Deposit set forth in Item 8 of Article 1 as security for the performance of the terms hereof by Tenant. Tenant shall not be entitled to interest thereon and Landlord may commingle such Security Deposit with any other funds of Landlord. It is expressly understood and agreed that the Security Deposit is not an advance payment of Rent or a measure of Landlord's damages in case of default by Tenant. If Tenant defaults with respect to any provisions of this Lease, Landlord may, but shall not be required to, from time to time, without prejudice to any other remedy, use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default, including, without limitation, costs and attorneys' fees incurred by Landlord to recover possession of the Premises. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rentals and any other damage, injury, expense or liability caused to Landlord by such event of default, and Tenant shall pay to Landlord on demand the amount so applied in order


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COMMERCIAL LEASE AGREEMENT
to restore the security deposit to its original amount. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit shall be returned to Tenant within the "Applicable Period" after the date Landlord receives possession of the Premises from Tenant. The "Applicable Period" is fourteen (14) days where Landlord has no claim upon the Security Deposit or the claim of Landlord upon the Security Deposit is only for defaults in the payment of Rent or any other charges payable by Tenant under this Lease, and thirty (30) days where the claim of Landlord includes amounts reasonably necessary to repair damages to the Premises caused by Tenant. Tenant agrees that it will not assign or encumber or attempt to assign or encumber the monies deposited with Landlord as the Security Deposit and that Landlord and its successors and assigns shall not be bound by any such actual or attempted assignment or encumbrance.

                                    ARTICLE 5
                                OCCUPANCY AND USE

SECTION 5.1 USE OF PREMISES:

     5.1.1 General: The Premises shall, subject to the remaining provisions of this Section, be used solely for the purpose specified in Item 9 of Article 1. Prior to commencement of any work pursuant to the Work Letter (or if no work is to be performed pursuant to a Work Letter, then prior to Tenant's occupancy of the Premises), Tenant shall satisfy itself and Landlord that the Permitted Use will comply with all applicable zoning ordinances, rules and regulations. Without in any way limiting the foregoing, Tenant shall not use any part of the Premises for sleeping quarters, or for the generation of hazardous or toxic chemical or materials, and will not use, occupy or permit the use or occupancy of the Premises for any purpose which is forbidden by or in violation of any zoning ordinance, law, rule or regulation or any other law, ordinance, or governmental or municipal regulation, order, or certificate of occupancy, or which may be dangerous to life, limb or property; or permit the maintenance of any public or private nuisance; or do or permit any other thing which may disturb the quiet enjoyment of any other tenant of the Building; or keep any substance or carry on or permit any operation which might emit offensive odors or conditions from the Premises; or commit, suffer or permit any waste in or upon the Premises, or at any time sell, purchase or give away or permit the sale, purchase or gift of food in any form by or to any of Tenant's agents or employees or other parties in the Premises except through vending machines in employees' lunch or rest areas within the Premises for use by Tenant's employees only; or use an apparatus which might make undue noise or set up vibrations in the Building; or permit anything to be done which would increase the fire and extended coverage insurance rate on the Building or contents, and if there is any increase in such rate by reason of acts of Tenant, then Tenant agrees to pay such increase upon demand therefor by Landlord. Payment by Tenant of any such rate increase shall not be a waiver of Tenant's duty to comply herewith. TENANT SHALL INDEMNIFY AND HOLD LANDLORD HARMLESS FROM ANY AND ALL COSTS, EXPENSES (INCLUDING REASONABLE ATTORNEYS FEES), CLAIMS AND CAUSES OF ACTION ARISING FROM TENANT'S FAILURE TO COMPLY WITH SECTION 5.1 PROVIDED, HOWEVER, THAT LANDLORD SHALL NOT IMPOSE COVENANTS, CONDITIONS, EASEMENTS, OR RESTRICTIONS, UNLESS REQUIRED BY LAW, WHICH WOULD MATERIALLY AND ADVERSELY AFFECT TENANT'S USE AND ENJOYMENT OF THE PREMISES. Outside storage, including without limitation, storage in non-operative or stationary trucks, trailers and other vehicles, and vehicle maintenance or repair is prohibited without Landlord's prior written consent. Tenant shall keep the Premises neat and clean at all times. Tenant shall promptly correct any violation of a governmental law, rule or regulation with respect to the Premises. Tenant shall comply with any direction of any governmental authority having jurisdiction which imposes any duty upon Tenant or Landlord with respect to the Premises, or with respect to the occupancy or use thereof and shall comply with all matters of record affecting the Premises which may impose additional restrictions and/or obligations on the Landlord or the Tenant.

     5.1.2 Hazardous and Toxic Materials:

     (a) Tenant shall not incorporate into, use, release, or otherwise place or dispose of at, in, on, under or near the Premises, the Building or the Property any hazardous or toxic materials except that Tenant may use and temporarily store cleaning and office supplies used in the


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     ordinary course of Tenant's business and then only if (i) such materials are in small quantities, properly labeled and contained, (ii) notice of and a copy of the current material safety data sheet is first delivered to and written consent is obtained from Landlord for each such hazardous or toxic material and (iii) such materials are used, transported, stored, handled and disposed off-site at properly authorized facilities in accordance with the highest accepted industry standards for safety, storage, use and disposal in accordance with all applicable governmental laws, rules and regulations, including without limitation applicable Environmental Laws. Landlord shall have the right to periodically inspect, take samples for testing and otherwise investigate the Premises for the presence of hazardous or toxic materials. Landlord shall not knowingly dispose of at the Premises, in the Building or the Property any hazardous or toxic materials and shall otherwise deal with all hazardous or toxic materials at the Premises, Building or Property in a manner that will not materially and adversely affect Tenant's access, use or occupancy of the Premises. If Landlord or Tenant ever has knowledge of the presence in the Premises or the Building or the Property of hazardous or toxic materials which affect the Premises, the party having knowledge shall notify the other party thereof in writing promptly after obtaining such knowledge. For purposes of this Lease, hazardous or toxic materials shall mean asbestos containing materials ("ACM") and all other materials, substances, wastes and chemicals classified defined, listed, or regulated as, or containing, a "hazardous substance," "hazardous waste," "toxic substance," "pollutant," "contaminant," "hazardous material," "solid waste," and/or "regulated substance," under any Environmental Law. As used herein, the term "Environmental Laws" shall mean any and all statutes, rules, regulations, ordinances, orders, permits, licenses, and other applicable legal requirements, relating directly or indirectly to human health or safety or environment, or the presence, handling, treatment, storage, disposal, recycling, reporting, remediation, investigation, or monitoring of hazardous or toxic materials.

     Landlord shall indemnify Tenant for the term of the lease from any pre-existing hazardous and toxic materials located within or on the premises or on the surrounding site prior to Tenant's subtenancy and occupancy within the premises.

     (b) Prior to commencement of any tenant finish work to be performed by Landlord, Tenant shall have the right to make such studies and investigations and conduct such non-destructive or non-invasive environmental tests and surveys of the Premises as Tenant deems necessary or appropriate, subject to the conditions that all such studies and investigations shall be completed prior to the commencement of any tenant finish work to be performed by landlord. TENANT SHALL RESTORE THE PREMISES AND HOLD LANDLORD HARMLESS FROM AND INDEMNIFY LANDLORD AGAINST ALL LOSS, DAMAGES, AND CLAIMS RESULTING FROM OR RELATING TO TENANT'S STUDIES, TESTS AND INVESTIGATIONS. If such study, test, investigation or survey evidences hazardous or toxic materials which affect the Premises, Tenant shall have the right to terminate this Lease provided such right shall be exercised, if at all, prior to the commencement of any tenant finish work to be performed by Landlord and within five (5) days after Tenant receives the evidence of hazardous or toxic materials. If Tenant takes occupancy of the Premises prior to exercising such right, Tenant's right to terminate this Lease shall be null and void and of no further force and effect.

     (c) If Tenant or its employees, agents, contractors, invitees, or visitors shall ever violate the provisions of paragraph (a) of this subsection 5.1.2 or otherwise contaminate the Premises or the Property, then Tenant shall promptly, diligently, and expeditiously investigate, clean up, remove and dispose of the material causing the violation, in compliance with all applicable governmental standards, laws, rules and regulations, including without limitation applicable Environmental Laws and then prevalent industry practice and standards and shall repair any damage to the Premises or the Building or the Property as soon as practicable. Tenant shall


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     notify Landlord in advance of its method, time and procedure for any investigation, remediation or monitoring of hazardous or toxic materials and Landlord shall have the right to require reasonable changes in such method, time or procedure as Landlord considers appropriate to prevent interference with any use, occupancy, care, appearance or maintenance of the Property or the Building, or the rights of other tenants, or to require the same to be done after normal business hours. Under no circumstances shall any remediation by Tenant leave any hazardous or toxic materials at, in, on, or under the Premises, the Property, or the Building without first obtaining the prior written consent of Landlord. Tenant's obligations under this subsection 5.1.2(c) shall survive the termination of this Lease. If tenant does not properly perform its obligations hereunder and such deficiency is not cured to landlord's satisfaction within thirty days after notice from landlord of such deficiency, Landlord shall have the right, but not the obligation to perform such work and all costs and expenses associated therewith shall be due and payable by Tenant upon demand. Tenant represents to Landlord that, except as has been disclosed to Landlord in writing, Tenant, or any of its owners, partners, managers, members, shareholders, or venturers have never been cited for or convicted of any violations under applicable laws, rules or regulations including without limitation Environmental Laws.

     (d) TENANT AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS THE LANDLORD ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS SUCCESSORS, AND ASSISIGNS FROM AND AGAINST ALL OBLIGATIONS (INCLUDING REMOVAL AND REMEDIAL ACTIONS), LOSSES, CLAIMS, SUITS, JUDGMENTS, LIABILITIES (INCLUDING WITHOUT LIMITATION STRICT LIABILITIES), PENALTIES, DAMAGES (INCLUDING CONSEQUENTIAL AND PUNITIVE DAMAGES), COSTS AND EXPENSES (INCLUDING ATTORNEYS' AND CONSULTANTS' FEES AND EXPENSES) OF ANY KIND OR NATURE WHATSOEVER THAT MAY AT ANY TIME BE INCURRED BY, IMPOSED ON OR ASSERTED AGAINST SUCH INDEMNITEES DIRECTLY OR INDIRECTLY BASED ON, OR ARISING OR RESULTING FROM THE ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS OR TOXIC MATERIALS ON, AT, IN, UNDER, FROM OR NEAR THE PREMISES WHICH IS CAUSED OR PERMITTED BY TENANT, OR ITS LICENSEES OR INVITEES OR ANY PERSON ACTING UNDER, ON BEHALF OF, OR AT THE DIRECTION OR PERMISSION OF TENANT. THE PROVISIONS OF THIS SECTION 5.1.2(D) SHALL SURVIVE THE EXPIRATION OR SOONER TERMINATION OF THIS LEASE.

     5.1.3 Building Inspection Survey: Tenant hereby acknowledges that:

     (a) Landlord has heretofore engaged one or more independent contractors (collectively "BIS Consultants") to perform limited building inspection surveys ("BIS") of the Building to determine if hazardous or toxic materials exist on, at, or under the Building, and that prior to execution of this Lease, Tenant has had the opportunity to review and has reviewed the BIS, and that after execution of this Lease such BIS are made available upon written request and within a reasonable time at the office of the Property Manager, for Tenant's inspection during normal business hours.

     (b) The purpose of the BIS is to provide information pursuant to 29 C.F.R. ss.1910.1001, and no other duties of disclosure or notification are created or implied by Landlord's providing an opportunity for review of the BIS by Tenant, indicate the presence or absence of hazardous or toxic materials (as defined in the Lease) on, at, or under the Building based on the present levels or content of said hazardous or toxic materials as presently set by the U.S. Environmental Protection Agency ("EPA") or the U.S. Occupational Safety and Health Administration ("OSHA"), however, Tenant acknowledges that neither extensive testing nor sampling of any portion of the Property was performed in connection with the BIS.


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

     (c) Landlord has been advised by its BIS Consultants that any such presence of said hazardous or toxic materials does not violate lawful levels for such materials or require removal or controls beyond those already implemented by Landlord. Tenant agrees and acknowledges that Landlord makes no express or implied representations or warranties whatsoever regarding the BIS, including but not limited to the contents, accuracy, scope or recommendations contained therein. In addition, Landlord is not aware of any studies, evaluations, tests, surveys, or investigations concerning the presence of hazardous or toxic materials at, in, or under the Building other than the BIS on file with the Property Manager or any information that makes the BIS inaccurate in any material respect.

     (d) Landlord has implemented an Operations and Maintenance Program ("OMP") with respect to any asbestos containing materials ("ACM") or presumed asbestos containing material ("PACM") located in the Building, and the terms of such OMP is set forth in a written document located in the Property Manager's office. To reduce the risk that any PACM or ACM in the Building will be improperly disturbed or handled by untrained persons, Tenant agrees and acknowledges that:

     1. Removal of thermal system insulation (TSI) and surfacing ACM and PACM (i.e., sprayed-on or troweled-on material, e.g., textured ceiling paint or fireproofing material);

     2. Removal of ACM or PACM that are not TSI or surfacing ACM and PACM such as vinyl floor covering;

     3. Repair and maintenance of operations that are likely to disturb any ACM or PACM; and

     4. Custodial and housekeeping activities where even minimal contact with any ACM or PACM may occur, shall be undertaken and conducted only upon thirty (30) days prior written notice to Landlord of such activity and in full accordance with the OMP. In addition, Tenant shall insure and hereby agrees that all contractors and subcontractors engaged by Tenant agree in writing to be bound by and will undertake and conduct all work in full compliance with the OMP, and Tenant agrees to fully cooperate with Landlord in all reasonable procedures or actions necessary for the conduct of the OMP.

     TENANT HEREBY ACKNOWLEDGES THAT IT SHALL TAKE ALL APPROPRIATE MEASURES TO ENSURE THAT THE PRESENCE OF ANY PACM OR ACM PRESENT IN, AT, OR UNDER THE PREMISES WILL NOT CONSTITUTE AN UNDUE RISK TO ITSELF, ITS EMPLOYEES, AGENTS, CONTRACTORS, INVITEES, OR LICENSES, AND TENANT WARRANTS AND REPRESENTS THAT, UPON TAKING POSSESSION OF THE PREMISES, IT HAS FULLY SATISFIED ITSELF THAT THE PREMISES ARE ACCEPTABLE AND SUITABLE WITH REGARDS TO HAZARDOUS OR TOXIC MATERIALS.

     TENANT AGREES TO PROVIDE LANDLORD WITH TRUE AND CORRECT COPIES OF ANY AND ALL STUDIES, EVALUATIONS, TESTS, SURVEYS, OR INVESTIGATIONS PERFORMED BY OR ON BEHALF OF TENANT AT ANY TIME INVOLVING THE PREMISES, AND TENANT SHALL NOT PERFORM ANY INVASIVE OR DESTRUCTIVE INVESTIGATIONS OR ANALYSES WITHOUT LANDLORD'S PRIOR WRITTEN CONSENT, WHICH CONSENT MAY BE WITHHELD, OR GIVEN SUBJECT TO ANY CONDITIONS OR RESTRICTIONS, AS LANDLORD SHALL DEEM APPROPRIATE IN ITS SOLE DISCRETION. IF LANDLORD CONSENTS TO ANY INVASIVE OR DESTRUCTIVE INVESTIGATION OR ANALYSIS, TENANT SHALL FULLY RESTORE ALL AREAS AND


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     IMPROVEMENTS WHERE SAMPLES WERE TAKEN OR WORK PERFORMED. REGARDLESS OF THE
     TYPE OF INSPECTIONS OR ANALYSES WHICH TENANT MAY CAUSE TO BE PERFORMED, TENANT SHALL IMMEDIATELY REPAIR ALL DAMAGE RESULTING FROM ANY OF THE SAME AND SHALL INDEMNIFY AND HOLD LANDLORD, ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, SUCCESSORS, AND ASSIGNS HARMLESS FROM AND AGAINST ALL CLAIMS, ACTIONS, LIABILITIES, DAMAGES, LOSSES, INJURIES OR DEATHS IN CONNECTION WITH OR ARISING OUT OF OR FROM ANY INSPECTION, TESTING, SAMPLING, OR SIMILAR OR DISSIMILAR ACTIVITY CONDUCTED BY TENANT, TENANT'S AGENTS OR CONTRACTORS AT, ON, OR UNDER THE PREMISES FOR HAZARDOUS OR TOXIC MATERIALS, WHETHER UNDER THIS RIDER OR OTHERWISE UNDER OR IN CONNECTION WITH THE LEASE.

SECTION 5.2 RULES AND REGULATIONS: Tenant will comply with such rules and regulations (the "Rules and Regulations") generally applying to tenants in the Building as may be adopted from time to time by Landlord for the management, cleanliness of, and the preservation of good order and protection of property in, the Premises and the Building and the Property. A current copy of the Rules and Regulations applicable to the Building is attached hereto as Exhibit C. All such Rules and Regulations are hereby made a part hereof. All changes and amendments to the Rules and Regulations sent by Landlord to Tenant in writing and conforming to the foregoing standards shall be carried out and observed by Tenant. Landlord hereby reserves all rights necessary to implement and enforce the Rules and Regulations and each and every provision of this Lease.

SECTION 5.3 ACCESS; RIGHT OF ENTRY: Without being deemed or construed as committing an actual or constructive eviction of Tenant and without abatement of Rent, Landlord or its authorized agents shall have the right to enter the Premises, upon reasonable notice (except in emergency situations where no prior notice is required), to inspect the Premises, to show notices of non-responsibility to show the Premises to prospective lenders, purchasers or tenants and to fulfill Landlord's obligations or exercise its rights under this Lease; provided, however, no notice shall be required to inspect or show the Premises within the six (6) month period prior to expiration of this Lease. Tenant hereby waives any claim for damages for any injury or inconvenience or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Landlord shall have the right to use any and all means which Landlord may deem proper to enter the Premises in an emergency without liability therefor.

SECTION 5.4 QUIET POSSESSION: Provided Tenant timely pays Rent and observes and performs all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have the quiet possession of the Premises without hindrance or molestation by Landlord or its agents until the Expiration Date, subject to all of the provisions of this Lease and all laws, encumbrances, liens and restrictive covenants to which the Property is subject.

                                    ARTICLE 6
                             UTILITIES AND SERVICES

SECTION 6.1 UTILITIES: Except for Landlord's obligation under the last two sentences of this Section 6.1, Tenant shall be responsible for providing all utilities to the Premises. Without limiting the foregoing, Tenant shall heat the Premises as necessary to prevent any freeze damage to the Premises or any portion thereof. Tenant shall directly pay for all utilities used on the Premises which are separately metered, and reimburse Landlord for sub-metered utilities (if any) together with any maintenance charges for utilities. The cost of any utilities which are not separately metered or sub-metered to the Premises shall be an Operating Expense and charged to Tenant in accordance with Article
3. Tenant's use of electric current shall at no time exceed the capacity of the feeders or lines to the Building or the risers or wiring installation of the Building or the Premises. Landlord shall in no event be liable for any interruption or failure of, and Tenant shall not be entitled to any abatement or reduction of Rent by reason of, any interruption or failure of utilities or other services to the Premises, nor shall any such interruption or failure in any such utility or service be construed as an eviction (constructive or actual) of Tenant


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or as a breach of the implied warranty of suitability, or relieve Tenant from the obligation to perform any covenant or agreement herein, and in no event shall Landlord be liable for damage to persons or property (including, without limitation, business interruption), or in default hereunder, as a result of any such interruption or failure unless caused by Landlord's gross negligence, in which case the rent shall be abated for the duration of any material interruption to Tenant's business. However, if any such interruption is caused by a break or other damage to any utility lines located on the Property and outside of the Building that are under the exclusive control of Landlord, upon receipt of written notice of such interruption Landlord shall use reasonable efforts to perform or cause to be performed the necessary repairs within such time frame as may be reasonable under the circumstances in order to restore the affected service to the Premises. In addition, if any such interruption is caused by a break or other damage to any utility line located on the Property and controlled by a governmental, private or public utility, Landlord will cooperate with such utility so that the interrupted service is restored to the Premises as soon as is reasonably possible.

SECTION 6.2 SERVICES: Landlord shall be under no obligation to provide any services to the Building or Premises, except that Landlord shall provide routine maintenance and cleaning in the Common Areas and utility service lines and hookups to the Building.

                                    ARTICLE 7
               MAINTENANCE, REPAIRS, ALTERATIONS AND IMPROVEMENTS

SECTION 7.1 LANDLORD'S OBLIGATION TO MAINTAIN AND REPAIR: Landlord shall (subject to Section 8.1, Section 8.4, Article 9 and Landlord's rights under
Section 3.2, and except for ordinary wear and tear) maintain load bearing walls and foundation and repair or replace the roof of the Building when necessary (with the cost of roof repairs an Operating Expense, and charged to Tenant pursuant to Section 3.2.1. (b)). Except for maintaining the structural soundness of the load bearing walls and foundation of the Building located within the Premises, Landlord shall not be required to maintain or repair any other portion of the Premises. Tenant hereby waives, so far as permitted by law, the right to make repairs at Landlord's expense under any law, statute, ordinance, rule, regulation, order or ruling (including, without limitation, the provisions of California Civil Code Sections 1941 and 1942 and any successor statutes or laws of a similar nature).

SECTION 7.2 TENANT'S OBLIGATIONS TO MAINTAIN AND REPAIR:

     7.2.1 Tenant's Obligation: Subject to Sections 7.1, 8.1 and 8.4 and Article 9, Tenant shall, at Tenant's sole cost and expense, and with Landlord's supervision, repair and, as appropriate, replace any damage or injury done to the Premises caused by Tenant, Tenant's agents, employees, licensees, invitees or visitors and shall otherwise keep and maintain in good condition, appearance and repair (including replacements), the Premises, which obligation shall include, but not be limited to, the maintenance, repair and, as appropriate, replacement of (a) all security, fire (including fire sprinkler), heating and air conditioning systems and fixtures serving the Premises, (b) all plumbing, sewage, mechanical and electrical systems and fixtures serving the Premises, (c) all fixtures, walls, ceilings, floors, doors, overhead and dock loading doors, windows, plate glass, skylights, lamps, fans and all other appliances and equipment of every kind and nature located in, upon or about the Premises and
(d) the rail spur(s), if any, exclusively serving the Premises. TENANT SHALL INDEMNIFY AND HOLD LANDLORD HARMLESS FROM ANY AND ALL COSTS, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), CLAIMS AND CAUSES OF ACTION ARISING FROM OR INCURRED BY AND/OR ASSERTED IN CONNECTION WITH ANY SUCH MAINTENANCE, REPAIRS, REPLACEMENTS, DAMAGE OR INJURY OR TENANT'S BREACH OF ITS OBLIGATIONS UNDER THIS
SECTION 7.2. All repairs and replacements performed by or on behalf of Tenant shall be performed in a good and workmanlike manner acceptable in all aspects to Landlord, and in accordance with Landlord's standards applicable to alterations or improvements performed by Tenant. Tenant shall continue to pay Rent, without abatement, during any period that repairs or replacements are performed or required to be performed by Tenant under this Section 7.2. Tenant shall make no repairs to or penetrations of the roof of the Premises without


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

Landlord's consent. Landlord shall be responsible for the cost of repairing all structural defects or repairs to the building including, but not limited to, retaining walls, exterior walls, foundation, and roof structure during the term of the Lease.

     7.2.2 Rights of Landlord: Any maintenance, repairs or replacements to be performed by Tenant under Section 7.2.1 above and any service which Tenant is required to provide under Section 6.1 above may, upon written notice from Landlord to Tenant, be performed by Landlord for Tenant's benefit, in which event Tenant shall reimburse Landlord for all expenses and costs incurred by Landlord in performing same plus an additional five percent (5%) of such amount to compensate Landlord for Landlord's overhead and administrative costs relating to such work. Landlord shall have the same rights with respect to repairs performed by Tenant as Landlord has with respect to improvements and alterations performed by Tenant under subsection 7.3.3. In the event Tenant fails, in the reasonable judgment of Landlord, to maintain the Premises in good order, condition and repair, or otherwise satisfy its repair and replacement obligations under subsection 7.2.1 or fails to provide the services required under Section 6.1 above, and such failure continues beyond a reasonable period of time, Landlord shall have the right to perform such maintenance, repairs and replacements or provide such services, at Tenant's sole cost and expense. Tenant shall pay to Landlord on demand any such expense incurred by Landlord plus an additional five percent (5%) of such amount to compensate Landlord for Landlord's overhead and administrative costs relating to such work, together with interest thereon at the rate specified in Section 16.9 from the date of demand until paid. All such amounts owing pursuant to this Section 7.2.2 shall be deemed Rent hereunder.

SECTION 7.3 IMPROVEMENTS AND ALTERATIONS:

     7.3.1 Landlord's Construction Obligation: Landlord's sole construction obligation under this Lease is as set forth in the Work Letter attached hereto as Exhibit D.

     7.3.2 Alteration of Building by Landlord; New Construction: Landlord hereby reserves the right and at all times shall have the right to repair, change, redecorate, alter, improve, modify, renovate, enclose or make additions to any part of the Property (including structural elements and load bearing elements within the Premises), to enclose and/or change the arrangement and/or location of driveways or parking areas or landscaping or other Common Areas of the Property, and to construct new improvements on adjacent parcels of land, all without having committed an actual or constructive eviction of Tenant or breach of the implied warranty of suitability and without an abatement of Rent (the "Reserved Right"). When exercising the Reserved Right, Landlord will use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises.

     7.3.3 Alterations, Additions, Improvements and Installations by Tenant:
Tenant shall not, without the prior written consent of Landlord, make any changes, modifications, alterations, additions or improvements (other than Tenant's Improvements under the Work Letter) to, nor install any equipment or machinery (other than office equipment and unattached personal property) on, the Premises (all such changes, modifications, alterations, additions, improvements other than Tenant's Improvements under the Work Letter and installations approved by Landlord are herein collectively referred to as "Installations") if any such Installations would (i) affect structural or load bearing portions of the Premises, (ii) result in a material increase of electrical usage above the normal type and amount of electrical current to be provided by Landlord, (iii) result in an increase of Tenant's usage of heating or air conditioning, (iv) impact mechanical, electrical or plumbing systems in the Premises or the Building, (v) affect areas of the Premises which can be viewed from Common Areas, (vi) require greater or more difficult cleaning work (e.g., kitchens, reproduction rooms, and interior glass partitions) or (vii) violate any provision in Article 5 or Exhibit B attached hereto. All Installations shall be at Tenant's sole cost and expense. Without in any way limiting Landlord's consent rights, Landlord's consent shall be conditioned on (a) Landlord approving the contractor or person making such Installations and approves such contractor's insurance coverage to be provided in connection with the work, (b) Landlord's


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supervision of the work, (c) Landlord approving final and complete plans and specifications for the work and (d) the appropriate governmental agency, if any, having final and complete plans and specifications for such work. All work performed by Tenant or its contractor relating to the Installations shall conform to applicable governmental laws, rules and regulations, including, without limitation, the Disability Acts. Upon completion of the Installations, Tenant shall deliver to Landlord "as built" plans. All Installations that constitute improvements constructed within the Premises shall be surrendered with the Premises at the expiration or earlier termination of this Lease, unless Landlord requests that same be removed pursuant to Section 2.3 of this Lease. TENANT SHALL INDEMNIFY AND SAVE LANDLORD HARMLESS FROM ANY AND ALL COSTS, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND COSTS), DEMANDS, CLAIMS, CAUSES OF ACTION AND LIENS ARISING FROM OR IN CONNECTION WITH ANY INSTALLATIONS PERFORMED BY OR ON BEHALF OF TENANT. All Installations performed by or on behalf of Tenant will be performed diligently and in a first-class workmanlike manner, and in compliance with all applicable laws, ordinances, regulations and rules of any public authority having jurisdiction over the Building and/or Tenant's and Landlord's insurance carriers. Landlord will have the right, but not the obligation, to inspect periodically the work on the Premises and may require changes in the method or quality of the work.

     7.3.4 Approvals: Any approval by Landlord (or Landlord's architect and/or engineers) of any of Tenant's contractors or Tenant's drawings or plans or specifications which are prepared in connection with any construction of improvements (including without limitation, Tenant's Improvements) in the Premises shall not in any way be construed as or constitute a representation or warranty of Landlord as to the abilities of the contractor or the adequacy or sufficiency of such drawings, plans or specifications or the improvements to which they relate, for any use, purpose or condition.


                                    ARTICLE 8
                          INSURANCE, FIRE AND CASUALTY

SECTION 8.1  TOTAL OR PARTIAL DESTRUCTION OF THE BUILDING OR THE PREMISES:
Tenant covenants and agrees to immediately give Landlord telephonic and written notice of any fire or other casualty affecting the Premises or the Building. In the event that the Building should be totally destroyed by fire or other casualty or in the event the Building (or any portion thereof) should be so damaged that rebuilding or repairs cannot be completed, in Landlord's reasonable opinion, within two hundred seventy (270) days of Landlord's becoming aware of the applicable fire or casualty, either Landlord or Tenant may, at its option, terminate this Lease, by written notice to the other, with Tenant's notice to be given within ten (10) days after being advised by Landlord that the rebuilding or repairs cannot be completed within two hundred seventy (270) days. In the event the Building or the Premises should be damaged by fire or other casualty and, in Landlord's reasonable opinion, the rebuilding or repairs can be completed within two hundred seventy (270) days of Landlord's becoming aware of the applicable fire or casualty, or if the damage should be more serious but neither Landlord nor Tenant elect to terminate this Lease pursuant to this Section, Landlord shall, within sixty (60) days after the date of receipt of notice of such damage, commence to rebuild or repair the Building and the Premises (including Tenant's Improvements, but only to the extent of insurance proceeds actually received by Landlord for the repair of Tenant's Improvements), and shall pursue with reasonable diligence the repair and restoration of the Building and the Premises to substantially the same condition which existed immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures, inventory, supplies or any other personalty or any other improvements (except Tenant's Improvements, but only to the extent of insurance proceeds actually received by Landlord for the repair of Tenant's Improvements which shall be first utilized by Landlord before any proceeds of Landlord's insurance) which may have been placed by Tenant or other tenants within the Building or at the Premises. Landlord shall allow Tenant a proportionate diminution of Base Rent and Additional Rent as may be fair and reasonable under the circumstances during any period of reconstruction or repair of the Premises due to an occurrence contemplated in this Section 8.1; provided, that Base Rent and Additional Rent shall be abated only


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to the extent Landlord is compensated for such Base Rent and Additional Rent by loss of rents insurance, if any. Notwithstanding Landlord's restoration obligation, in the event any mortgagee under a deed of trust, security agreement or mortgage on the Building should require that the insurance proceeds be used to retire or reduce the mortgage debt or if the insurance company issuing Landlord's fire and casualty insurance policy fails or refuses to pay Landlord the proceeds under such policy, Landlord have no obligation to rebuild and this Lease shall terminate upon notice by Landlord to Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control. Upon termination of the Lease pursuant to this Section, Base Rent and Additional Rent shall be abated from the date of the fire or casualty. Landlord and Tenant agree that the foregoing provisions of this
Section 8.1 are to govern their respective rights and obligations in the event of any damage or destruction and supersede and are in lieu of the provisions of any applicable law, statute, ordinance, rule, regulation, order or ruling now or hereafter in force which provide remedies for damage or destruction of leased premises (including, without limitation, the provisions of California Civil Code
Section 1932, Subsection 2, and Section 1933, Subsection 4 and any successor statute or laws of a similar nature).

SECTION 8.2 TENANT'S INSURANCE:

     8.2.1 Types of Coverage: Tenant covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, the insurance set forth below:

          (a) Liability Insurance: Commercial General Liability Insurance covering the Premises and Tenant's use thereof against claims for personal or bodily injury or property damage occurring upon, in or about the Premises (including contractual indemnity and liability coverage), such insurance to insure both Tenant and, as additional named insureds, Landlord and its subsidiaries, directors, agents and employees and the Property Manager, with limits of not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate, combined single limit, with respect to injury to any number of persons and all property damage, without a deductible. If the Agreed Rentable Area of the Premises is more than 20,000 square feet, then, in addition to and not in lieu of the above-stated coverage, Tenant shall carry umbrella or so-called excess coverage in an amount not less than $1,000,000.00 over Tenant's base coverage amount with no deductible. This insurance coverage shall extend to any liability of Tenant arising out of the indemnities provided for in this Lease.

          (b) Property Insurance: Property insurance on an "all-risk" coverage basis covering all fixtures, equipment and personalty located in the Premises, in an amount not less than one hundred percent (100%) of full replacement cost thereof, with a deductible not to exceed $1,000.00. Such policy will be written in the names of Tenant, Landlord, and any other parties reasonably designated by Landlord from time to time, as their respective interests may appear.

          (c) Workers Compensation Insurance: Worker's compensation insurance including Employer's Liability Insurance with limits in amounts not less than $500,000 per accident, $500,000 per individual, and $500,000 per policy-disease. Said policy shall insure against and satisfy Tenant's obligations and liabilities under the worker's compensation laws of the state where the Property is located.

          (d) Such other insurance as Landlord may reasonably require from time to time.

     8.2.2 Other Requirements of Insurance: All such insurance will be issued and underwritten by companies with an A.M. Best rating of not less than A-VIII licensed to do business in the state where the Premises is located and will contain endorsements that (a) such insurance may not lapse with respect to Landlord or Property Manager or be canceled or amended with respect to Landlord or Property Manager without the insurance company giving Landlord and Property Manager at least sixty


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

(60) days prior written notice of such cancellation or amendment, (b) Tenant will be solely responsible for payment of premiums, (c) in the event of payment of any loss covered by such policy, Landlord or Landlord's designees will be paid first by the insurance company for Landlord's loss and (d) Tenant's insurance is primary in the event of overlapping coverage which may be carried by Landlord.

     8.2.3 Proof of Insurance: Tenant shall deliver to Landlord duplicate originals of certificates (policies at Landlord's request) of insurance required by this Section 8.2 prior to the Commencement Date and duly executed originals of binders of such insurance evidencing in-force coverage, within ten (10) days prior to the commencement of construction of Tenant's Improvements. Further, Tenant shall deliver to Landlord renewals thereof at least thirty (30) days prior to the expiration of the respective policy terms.

SECTION 8.3 LANDLORD'S INSURANCE:

     8.3.1 Types of Coverage: Landlord covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, Landlord will carry and maintain the insurance set forth below:

          (a) Liability Insurance: Commercial General Liability Insurance covering the Building and all Common Areas, insuring against claims for personal or bodily injury or property damage occurring upon, in or about the Building or Common Areas with limits of not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate, combined single limit, with respect to injury to any number of persons and property damage. This insurance coverage shall extend to any liability of Landlord arising out of the indemnities provided for in this Lease.

          (b) Property Insurance: Landlord shall at all times during the term hereof maintain in effect a policy or policies covering the Building (excluding property required to be insured by Tenant) on an "all risk" basis in such amounts as Landlord may from time to time determine, providing protection against perils included within the standard form of "all risk" insurance policy promulgated in the State where the Property is located, and such other risks as Landlord may from time to time determine and with any such deductibles as Landlord may from time to time determine.

     8.3.2 Self-Insurance: Any insurance provided for in subsection 8.3.1 may be effected by self-insurance or by a policy or policies of blanket insurance covering additional items or locations or assureds, provided that the requirements of this Section 8.3 are otherwise satisfied. Tenant shall have no rights in any policy or policies maintained by Landlord.

SECTION 8.4 WAIVER OF SUBROGATION:

LANDLORD AND TENANT EACH HEREBY WAIVE ANY RIGHTS THEY MAY HAVE AGAINST THE OTHER (INCLUDING, BUT NOT LIMITED TO, A DIRECT ACTION FOR DAMAGES) ON ACCOUNT OF ANY LOSS OR DAMAGE OCCASIONED TO LANDLORD OR TENANT, AS THE CASE MAY BE (WHETHER OR NOT SUCH LOSS OR DAMAGE IS CAUSED BY THE FAULT, NEGLIGENCE OR OTHER TORTIOUS CONDUCT, ACTS OR OMISSIONS OF LANDLORD OR TENANT OR THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR INVITEES), to their respective property, the Premises, its contents or to any other portion of the Building or the Property arising from any risk covered by the current form of property insurance and fire and extended coverage insurance promulgated by the applicable insurance board or commission in the State where the Property is located and required to be carried by Tenant and Landlord, respectively under subsections 8.2.1 and 8.3.1 of this Lease. If a party waiving rights under this Section is carrying an "all-risk" coverage insurance policy in the promulgated form used in the state where the Property is located and an amendment to such promulgated form is passed, such amendment shall be deemed not a part of such promulgated form until it applies to the policy being carried by the waiving party. The parties hereto each, on behalf of their respective insurance companies insuring


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

the property of either Landlord or Tenant against any such loss, waive any right of subrogation that Landlord or Tenant or their respective insurers may have against the other party or their respective officers, directors, employees, agents or invitees and all rights of their respective insurance companies based upon an assignment from its insured. Each party to this Lease agrees immediately to give to each such insurance company written notification of the terms of the mutual waivers contained in this Section, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers. The foregoing waiver shall be effective whether or not the parties maintain the required insurance.

SECTION 8.5 INDEMNITY:

     8.5.1 Tenant's Indemnity: TENANT COVENANTS AND AGREES TO INDEMNIFY AND HOLD LANDLORD, PROPERTY MANAGER AND THEIR RESPECTIVE PARTNERS, TRUST MANAGERS, OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS HARMLESS FROM ALL CLAIMS, DEMANDS, ACTIONS, DAMAGES, LOSS, LIABILITIES, JUDGMENTS, COSTS AND EXPENSES, INCLUDING WITHOUT LIMITATION, ATTORNEYS' FEES AND COURT COSTS (EACH A "CLAIM" AND COLLECTIVELY THE "CLAIMS") WHICH (I) ARE SUFFERED BY, RECOVERED FROM OR ASSERTED AGAINST LANDLORD, (II) ARE NOT PAID BY INSURANCE CARRIED BY TENANT OR LANDLORD (WITHOUT IN ANY WAY AFFECTING THE REQUIREMENTS OF OR LANDLORD'S RIGHTS UNDER
SECTION 8.2 AND (III) ARISE FROM OR IN CONNECTION WITH (A) THE USE OR OCCUPANCY OF THE PREMISES AND/OR ANY ACCIDENT, INJURY OR DAMAGE OCCURRING IN OR AT THE PREMISES OR (B) ANY BREACH BY TENANT OF ANY REPRESENTATION OR COVENANT IN THIS LEASE; PROVIDED, HOWEVER, SUCH INDEMNIFICATION OF LANDLORD BY TENANT SHALL NOT INCLUDE ANY CLAIM WAIVED BY LANDLORD UNDER SECTION 8.4 HEREOF, ANY CLAIM TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ANY CLAIM RELATING TO HAZARDOUS OR TOXIC MATERIALS EXCEPT TO THE EXTENT SUCH CLAIM ARISES OUR OF A BREACH BY TENANT OF ANY OF THE PROVISIONS OF SUBSECTION 5.1.2.

     8.5.2 Landlord's Indemnity: LANDLORD WILL INDEMNIFY AND HOLD TENANT AND ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS HARMLESS FROM ALL CLAIMS WHICH ARE SUFFERED BY, RECOVERED FROM OR ASSERTED AGAINST TENANT AND WHICH ARE NOT PAID BY PROCEEDS OF INSURANCE CARRIED BY LANDLORD OR TENANT AND WHICH ARISE FROM OR IN CONNECTION WITH (A) THE USE OF THE COMMON AREAS AND/OR ANY ACCIDENT, INJURY OR DAMAGE OCCURRING IN OR ON THE COMMON AREAS OR (B) ANY BREACH BY LANDLORD OF ANY REPRESENTATION OR COVENANT IN THIS LEASE; PROVIDED, HOWEVER, SUCH INDEMNIFICATION OF TENANT BY LANDLORD SHALL NOT INCLUDE ANY CLAIM WAIVED BY TENANT UNDER SECTION 8.4 HEREOF, ANY CLAIM TO THE EXTENT CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF TENANT OR ANY CLAIM RELATING TO HAZARDOUS OR TOXIC MATERIALS EXCEPT TO THE EXTENT SUCH CLAIM ARISES OUT OF A BREACH BY LANDLORD OF ANY OF THE PROVISIONS OF SUBSECTION 5.1.2.


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

                                    ARTICLE 9
                                  CONDEMNATION

SECTION 9.1 CONDEMNATION OF THE PROPERTY; If the Property or any portion thereof that, in Landlord's reasonable opinion, is necessary to the continued efficient and/or economically feasible use of the Property shall be taken or condemned in whole or in part for public purposes, or sold to a condemning authority in lieu of taking, then the term of this Lease shall, at the option of Landlord upon written notice to Tenant, forthwith cease and terminate.

SECTION 9.2 CONDEMNATION OF PREMISES: In the event that all or substantially all of the Premises are taken or condemned or sold in lieu thereof or Tenant will be unable to use a substantial portion of the Premises for a period exceeding two hundred ten (210) consecutive days by reason of a temporary taking, either Landlord or Tenant may terminate this Lease by delivering written notice thereof to the other within ten (10) business days after the taking, condemnation or sale in lieu thereof.

SECTION 9.3 CONDEMNATION WITHOUT TERMINATION: If upon a taking or condemnation or sale in lieu of the taking of all or less than all of the Property which gives either Landlord or Tenant the right to terminate this Lease pursuant to
Section 9.1 or 9.2 and neither Landlord nor Tenant elect to exercise such termination right, then this Lease shall continue in full force and effect, provided that, if the taking, condemnation or sale includes any portion of the Premises or the Building, the Base Rent and Additional Rent shall be redetermined on the basis of the remaining square feet of Agreed Rentable Area of the Premises or the Building. Landlord, at Landlord's sole option and expense, shall restore and reconstruct the Building to substantially its former condition to the extent that the same may be reasonably feasible, but such work shall not be required to exceed the scope of the work done by Landlord in originally constructing the Building, nor shall Landlord in any event be required to spend for such work in an amount in excess of the amount received by Landlord as compensation or damages (in excess of amounts retained by the mortgagee of the Property relating to the property taken) for the part of the Building or the Premises so taken.

SECTION 9.4 CONDEMNATION PROCEEDS: Landlord shall receive the entire award (which shall include sales proceeds) payable as a result of a condemnation, taking or sale in lieu thereof. Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in and to any such award. Tenant shall, however, have the right to recover from such authority through a separate award which does not reduce the Landlord's award, any compensation as may be awarded to Tenant on account of moving and relocation expenses and depreciation to and removal of Tenant's physical property. Landlord and Tenant agree that the foregoing provisions of this Article 9 are to govern their respective rights and obligations in the event of any condemnation of the Property or the Premises and supersede and are in lieu of the provisions of any applicable law, statute, ordinance, rule, regulation, order or ruling now or hereafter enforced which provide remedies for condemnation of leased premises (including, without limitation, the provisions of California Code of Civil Procedure Sections 1265.110 through 1265.160 and any successor statutes or laws of a similar nature).


                                   ARTICLE 10
                                      LIENS

Tenant shall keep the Premises free from all liens arising out of any work performed, materials furnished or obligations incurred by or for Tenant and TENANT SHALL INDEMNIFY AND HOLD LANDLORD HARMLESS FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, DAMAGES, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEE AND COSTS), ARISING FROM OR IN CONNECTION WITH ANY SUCH LIENS. In the event that Tenant shall not, within ten (10) days following notification to Tenant of the imposition of any such lien, cause the same to be released of record by payment or the posting of a bond in amount, form and substance acceptable to Landlord, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to


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

such lien. All amounts paid or incurred by Landlord in connection therewith shall be paid by Tenant to Landlord on demand and shall bear interest from the date of demand until paid at the rate set forth in Section 16.9. Nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration or repair of or to the Building or the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's or other liens against the interest of Landlord in the Property or the Premises.

                                   ARTICLE 11
                           TAXES ON TENANT'S PROPERTY

Tenant shall be liable for and shall pay, prior to their becoming delinquent, any and all taxes and assessments levied against, and any increases in Real Estate Taxes as a result of, any personal property or trade or other fixtures placed by Tenant in or about the Premises and any improvements (excluding Tenant's Improvements) constructed in the Premises by or on behalf of Tenant. In the event Landlord, at its sole election, pays any such additional taxes, or increases, Tenant will, within ten (10) days after demand, reimburse Landlord for the amount thereof. Such amounts shall bear interest from the date paid by Landlord until reimbursed by Tenant at the rate set forth in Section 16.9.

                                   ARTICLE 12
                            SUBLETTING AND ASSIGNING

SECTION 12.1 SUBLEASE AND ASSIGNMENT: Tenant shall not assign this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise (it being agreed that for purposes of this Lease, assignment shall include, without limitation the transfer of a majority interest of stock, partnership or other forms of ownership interests, merger or dissolution) or mortgage or pledge the same, or sublet the Premises or any part thereof or permit the Premises to be occupied by any firm, person, partnership or corporation or any combination thereof, other than Tenant, without the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed. In no event shall any assignment or sublease ever release Tenant from any obligation or liability hereunder. No assignee or sublessee of the Premises or any portion thereof may assign or sublet the Premises or any portion thereof. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and/or sublettings. All reasonable legal fees and expenses incurred by Landlord in connection with any assignment or sublease proposed by Tenant will be the responsibility of Tenant and will be paid by Tenant within twenty (20) days of receipt of an invoice from Landlord. In addition, Tenant will pay to Landlord an administrative overhead fee of not less than $500.00 in consideration for Landlord's review of any requested assignment or sublease.

SECTION 12.2 LANDLORD'S RIGHTS RELATING TO ASSIGNEE OR SUBTENANT: If this Lease or any part hereof is assigned or the Premises or any part thereof are sublet, Landlord may at its option collect directly from such assignee or sublessee all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord by Tenant hereunder, Tenant shall receive twenty-five percent (25%) and Landlord shall receive seventy-five percent (75%) of all profits associated with Subleasing, less Tenant's fair market leasing commissions. In no event shall Tenant be required to pay any excess rent to Landlord unless and until actually received by Tenant from Assignee or Sublessee. Receipt by Landlord of rent from any assignee, sublessee or occupant of the Premises or any part thereof shall not be deemed a waiver of the above covenant in this Lease against assignment and subletting or a release of Tenant


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

under this Lease. In the event that, following an assignment or subletting, this Lease or the rights and obligations of Tenant hereunder are terminated for any reason, including without limitation in connection with default by or bankruptcy of Tenant (which, for the purposes of this Section 12.2, shall include all persons or entities claiming by or through Tenant), Landlord may, at its sole option, consider this Lease to be thereafter a direct lease to the assignee or subtenant of Tenant upon the terms and conditions contained in this Lease.

                                   ARTICLE 13
                                SUBORDINATION AND
                          TENANT'S ESTOPPEL CERTIFICATE

SECTION 13.1 SALE OF THE PROPERTY: In the event of a sale or conveyance by Landlord of the Property, the same shall operate to release Landlord from any and all liability under this Lease arising after the date of such sale, provided that if a Security Deposit has been paid by Tenant, Landlord shall not be released from liability with respect thereto unless Landlord transfers or credits the Security Deposit to the applicable purchaser.

SECTION 13.2 SUBORDINATION, ATTORNMENT AND NOTICE: This Lease is subject and subordinate to any lease wherein Landlord is the tenant and to the liens of any and all mortgages or deeds of trust, regardless of whether such lease, mortgages or deeds of trust now exist or may hereafter be created with regard to all or any part of the Property, and to any and all advances to be made thereunder, and to the interest thereon, and all modifications, consolidations, renewals, replacements and extensions thereof. Tenant also agrees that any lessor, mortgagee or trustee may elect (which election shall be revocable) to have this Lease superior to any lease or lien of its mortgage or deed of trust, and in the event of such election and upon notification by such lessor, mortgagee or trustee to that effect, this Lease shall be deemed superior to the said lease, mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of said lease, mortgage or deed of trust. Tenant shall, in the event of the sale or assignment of Landlord's interest in the Premises (except in a sale-leaseback financing transaction), or in the event of a termination of any lease in a sale-leaseback financing transaction wherein Landlord is the lessee, attorn to and recognize such purchaser, assignee or mortgagee as Landlord under this Lease. Tenant shall, in the event of any proceedings brought for the foreclosure of, or in the event of the exercise of the power of sale under, any mortgage or deed of trust covering the Premises, attorn to and recognize purchaser at such sale, assignee, or mortgagee, as the case may be, as Landlord under this Lease. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without giving written notice specifying the default in reasonable detail to any lessor, mortgagee or trustee whose address has been delivered to Tenant, and affording such lessor, mortgagee or trustee a reasonable opportunity to perform and/or cure Landlord's default. Tenant further agrees that any lessor, mortgagee, trustee or purchaser at foreclosure shall not be liable for any acts of Landlord, shall not be liable for the Security Deposit if not actually received by any such party, be bound by any amendment of this Lease to which it did not consent in writing or be obligated to recognize Tenant's payment of any Rent which is paid to Landlord more than thirty (30) days in advance of its due date. The above subordination and attornment clauses shall be self-operative and no further instruments of subordination or attornment need be required by any mortgagee, trustee, lessor, purchaser or assignee. In confirmation thereof, Tenant agrees that, upon the request of Landlord, or any such lessor, mortgagee, trustee, purchaser or assignee, Tenant shall execute and deliver whatever instruments may be required for such purposes and to carry out the intent of this Section 13.2.

SECTION 13.3 TENANT'S ESTOPPEL CERTIFICATE: Tenant shall, within ten (10) days of the receipt of a request of Landlord or any mortgagee of Landlord, without additional consideration, deliver an estoppel certificate, consisting of reasonable statements required by Landlord, any mortgagee or purchaser of any interest in the Property, which statements may include but shall not be limited to the following: the commencement date of this Lease; the amount of any security deposit; that this Lease is in full force and effect, with rental paid through the current date specified by Tenant and that Tenant is not in default; that this Lease has not been modified or amended; that Landlord is not in default and has fully performed all of its obligations hereunder. If Tenant is unable to make any of the statements contained in the estoppel certificate because the same is untrue, Tenant shall with specificity state the reason why such statement is untrue. Tenant shall, if requested by


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

Landlord or any such mortgagee, deliver to Landlord a fully executed instrument in form reasonably satisfactory to Landlord evidencing the agreement of Tenant to the mortgage or other hypothecation by Landlord of the interest of Landlord hereunder.

                                   ARTICLE 14
                                     DEFAULT

SECTION 14.1 DEFAULTS BY TENANT: The occurrence of any of the events described in subsections 14.1.1 through 14.1.7 shall constitute a default and breach of this Lease by Tenant.

     14.1.1 Failure to Pay Rent: The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure continues for a period of three (3) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, the provisions of California Code of Civil Procedure Section 1161 regarding unlawful detainer actions or any successor statute or law of a similar nature).

     14.1.2 Failure to Perform: Except for failure covered by subsection 14.1.1 or 14.1.3, any failure by Tenant to observe and perform any provision of this Lease to be observed or performed by Tenant where such failure continues for fifteen (15) (or such other shorter or longer period of time as may otherwise be specified in this Lease as to any particular provision hereof) days after written notice to Tenant, provided that if such failure cannot be cured within said period, Tenant shall not be in default hereunder so long as Tenant commences curative action within such period, diligently and continuously pursues the curative action, and fully and completely cures the failure within thirty (30) days after such written notice to Tenant. The provisions of any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, California Code of Civil Procedure Section 1161 regarding unlawful detainer actions and any successor statute or similar law).

     14.1.3 [Intentionally omitted]

     14.1.4 Bankruptcy, Insolvency, Etc: Tenant or any Guarantor of Tenant's obligations hereunder, cannot meet its obligations as they become due; or is declared insolvent according to any law; or an assignment of Tenant's or Guarantor's property is made for the benefit of creditors; or a receiver or trustee is appointed for Tenant or Guarantor or their respective properties; or the interest of Tenant or Guarantor under this Lease is levied on under execution or under other legal process; or any petition is filed by or against Tenant or Guarantor to declare Tenant or Guarantor bankrupt or to delay, reduce or modify Tenant's or Guarantor's debts or obligations; or any petition is filed or other action taken to reorganize or modify Tenant's or Guarantor's capital structure if either Tenant or Guarantor be a corporation or other entity (provided that no such levy, execution, legal process or petition filed against Tenant or Guarantor shall constitute a breach of this Lease if Tenant or Guarantor shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within sixty (60) days from the date of its creation, service or filing).

     14.1.5 Abandonment; Vacation: The abandonment of the Premises by Tenant, or the vacating of the Premises by Tenant, which shall be conclusively presumed if Tenant is absent from the Premises for ten (10) consecutive days or more or if Tenant shall fail to move into or take possession of the Premises within ten
(10) days after the date on which Rent is to commence under the terms of this Lease.

     14.1.6 Loss of Right to do Business: If Tenant fails to maintain its right to do business in the state in which the Property is located or fails to pay any applicable annual franchise or other applicable taxes or assessments as and when the same become finally due and payable.

     14.1.7 Dissolution or Liquidation: Tenant dissolves or liquidates or otherwise fails to maintain its corporate or partnership structure, as applicable.


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

SECTION 14.2 REMEDIES OF LANDLORD: Upon the occurrence of any default by tenant specified in Section 14.1, Landlord, at its option, may in addition to all other rights and remedies provided herein or at law or in equity, exercise one or more of the remedies set forth in subsections 14.2.1, 14.2.2 or 14.2.3.

     14.2.1 Termination of the Lease: Upon the occurrence of a default hereunder, Landlord may terminate this Lease and Tenant's right of possession of the Premises (whereupon all obligations and liabilities of Landlord hereunder shall terminate) and, without further notice and without liability, repossess the Premises. Upon any such termination, Landlord shall be entitled to recover:

          (a) The worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

          (b) The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

          (c) The worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, results therefrom including, but not limited to: attorneys' fees and costs; brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises, and removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, alterations and any other items which Tenant is required under this Lease to remove but does not remove, as well as the unamortized value of any free rent, reduced rent, free parking, reduced rate parking and any tenant improvement allowance or other costs or economic concessions provided, paid, granted or incurred by Landlord pursuant to this Lease. The unamortized value of such concessions shall be determined by taking the total value of such concessions and multiplying such value by a fraction, the numerator of which is the number of months of the Lease Term not yet elapsed as of the date on which this Lease is terminated, and the denominator of which is the total number of months of the Lease Term.

As used in Subsections 14.2.1(a) and (b) above, the "worth at the time of award" is computed by allowing interest at the rate prescribed in Section 16.9 hereof. As used in Subsection 14.2.1(c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     14.2.2 Collect Rent as it Becomes Due: Landlord also has the remedy described in California Civil Code Section 1951.4, providing that Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations.

     14.2.3 Cure of Default: Landlord may enter upon the Premises, without having any liability therefor, and do whatever Tenant is obligated to do under the terms of this Lease and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, WHETHER CAUSED BY THE NEGLIGENCE OF LANDLORD OR OTHERWISE.


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

     14.2.4 Continuing Obligations: No re-entering upon the Premises or any part thereof pursuant to subsection 14.2.3 of this Section or otherwise shall relieve Tenant or any Guarantor of its liabilities and obligations hereunder, all of which shall survive such or re-entering. In the event of any such re-entering upon the Premises or any part thereof by reason of the occurrence of a default, Tenant will continue to pay to Landlord Rent required to be paid by Tenant.

     14.2.4 Waiver of Right to Claim Forfeiture. Tenant hereby waives, so far as permitted by law, any right it may have under California Code of Civil Procedure
Section 1179 to apply to the Court to relieve Tenant from forfeiture of this Lease following a judgment for possession of the Premises.

     14.2.5 Cumulative Remedies: No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to the other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements conditions or provisions of this Lease, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity.

SECTION 14.3 DEFAULTS BY LANDLORD: Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder and said failure continues for a period of thirty (30) days after Tenant delivers written notice thereof to Landlord (to each of the addresses required by this Section) and each mortgagee who has a lien against any portion of the Property and whose name and address has been provided to Tenant, provided that if such failure cannot reasonably be cured within said thirty (30) day period, Landlord shall not be in default hereunder if the curative action is commenced within said thirty (30) day period and is thereafter diligently pursued until cured. In no event shall
(i) Tenant claim a constructive or actual eviction or that the Premises have become unsuitable hereunder or (ii) a constructive or actual eviction or breach of the implied warranty of suitability be deemed to have occurred under this Lease, prior to the expiration of the notice and cure periods provided under this Section 14.3. Any notice of a failure to perform by Landlord shall be sent to Landlord at the addresses and to the attention of the parties set forth in
Item 14 of Article 1. Any notice of a failure to perform by Landlord not sent to Landlord at all addresses and/or to the attention of all parties required under this Section and to each mortgagee who is entitled to notice or not sent in compliance with Article 15 shall be of no force or effect.

SECTION 14.4 LANDLORD'S LIABILITY:

     14.4.1 Limitations of Recourse: Tenant is granted no contractual right of termination by this Lease, except to the extent and only to the extent set forth in Sections 8.1 and 9.2, or in any Rider which may be attached hereto. If Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the right, title and interest of Landlord in the Property as the same may then be encumbered and Landlord, its trust managers, partners, officers, employees and shareholders shall not be liable for any deficiency or other property of Landlord be levied for execution. In no event shall Landlord be liable to Tenant for consequential or special damages by reason of a failure to perform (or a default) by Landlord hereunder or otherwise.

     14.4.2 Limitations on Landlord's Liability: Unless covered by Section 8.5.2, Landlord shall not be liable to Tenant for any claims, actions, demands, costs, expenses or damage or liability of any kind arising from (i) the use, occupancy or enjoyment of the Premises by Tenant or any person therein or holding under Tenant or by or through the acts or omissions of any of their respective employees, officers, agents, invitees, or contractors; (ii) fire, explosion, falling sheetrock, gas, electricity, water, rain, or snow, or dampness or leaks in any part of the Premises, (iii) the pipes, appliances or plumbing works or from heating, ventilation or air conditioning equipment, the roof, street, or subsurface, or (iv) tenants or any persons either in the Premises or elsewhere in the Building (other than Common Areas), or by occupants of Property adjacent to the Building or Common Areas, or by the public or by the


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

construction of any private, public, or quasi-public work. In no event shall Landlord be liable to Tenant for any loss of or damage to property of Tenant or of others located in the Premises or the Building by reason of theft or burglary.

                                   ARTICLE 15
                                     NOTICES

Any notice required or permitted in this Lease shall be given in writing, sent by (a) personal delivery, or (b) Federal Express or similar overnight carrier with proof of delivery, or (c) United States mail, postage prepaid, addressed as provided in Item 14 of Article 1 and Section 14.3 hereof, or to such other address or to the attention of such other person as shall be designated from time to time in writing by the applicable party and sent in accordance herewith. Notice also may be given by telex or fax, provided each transmission is confirmed (and such confirmation is supported by documented evidence) as received and further provided a telex or fax number, as the case may be, is set forth in Item 14 of Article 1. Any such notice or communication shall be deemed to have been given either at the time of receipt of personal delivery or, in the case of overnight courier service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram or telex or fax, upon receipt.


                                   ARTICLE 16
                            MISCELLANEOUS PROVISIONS

SECTION 16.1 BUILDING NAME AND ADDRESS: Tenant shall not, without the prior written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such names. Landlord shall have the right at any time to change the name, number, address, or designation by which the Building is known.

SECTION 16.2 SIGNAGE: Tenant shall not without the prior written consent of Landlord erect, inscribe, paint, affix or display anything or other insignia upon any part of the Property or any portion of the Premises. Without in any way limiting the foregoing, any signs erected by Tenant shall conform to all laws, ordinances, statutes, rules, regulations or other governmental or quasi-governmental or restrictive covenant requirements and standard signage criteria that Landlord has prescribed for the Property. Once approved by Landlord and erected by Tenant, Tenant shall keep and maintain such signs in good repair and remove the same and restore the Premises (and/or Property) prior to the Expiration Date (as set forth in Item 5 of Article 1) to their original condition.

SECTION 16.3 NO WAIVER: No waiver by Landlord or by Tenant of any provision of this Lease shall be deemed to be a waiver by either party of any other provision of this Lease. No waiver by Landlord or Tenant of any breach by the other shall be deemed a waiver of any subsequent breach by such party of the same or any other provision. The failure of Landlord or Tenant to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. Landlord's or Tenant's consent to or approval of any act by the other party requiring the other party's consent or approval shall not be deemed to render unnecessary the obtaining consent to or approval of any subsequent act of the other party. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, unless done in writing signed by Landlord. The delivery of the keys or access cards to any employee or agent of Landlord shall not operate as a termination of this Lease or a surrender of the Premises. The acceptance of any Rent by Landlord following a breach of this Lease by Tenant shall not constitute a waiver by Landlord of such breach or any other breach. No waiver by Landlord or Tenant of any provision of this Lease shall be deemed to have been made unless such waiver is expressly stated in writing signed by the waiving party. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Rent due under this Lease shall be deemed to be other than on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an


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

accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy which may be available to Landlord.

SECTION 16.4 APPLICABLE LAW: This Lease shall be governed by and construed in accordance with the laws of the state where the Property is located. Furthermore, this Lease shall not be construed against either party more or less favorably by reason of authorship or origin of language.

SECTION 16.5 SUCCESSORS AND ASSIGNS: Subject to Article 12 hereof, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representative, successors and assigns.

SECTION 16.6 BROKERS: Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the broker named in Item 11 of Article 1, and that it knows of no other real estate brokers or agents who are or might be entitled to a commission in connection with this Lease. TENANT AGREES TO INDEMNIFY AND HOLD HARMLESS LANDLORD FROM AND AGAINST ANY LIABILITY OR CLAIM, WHETHER MERITORIOUS OR NOT, ARISING IN RESPECT TO BROKERS AND/OR AGENTS NOT SO NAMED. Landlord has agreed to pay the fees of the brokers (but only the brokers) named in Items 10 and 11 of
Article 1 to the extent that Landlord has agreed to do so pursuant to a written agreement with such brokers.

SECTION 16.7 SEVERABILITY: If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the application of such provisions to other persons or circumstances and the remainder of this Lease shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

SECTION 16.8 EXAMINATION OF LEASE: Submission by Landlord of this instrument to Tenant for examination or signature does not constitute a reservation of or option for lease. This Lease will be effective as a lease or otherwise only upon execution by and delivery to both Landlord and Tenant.

SECTION 16.9 INTEREST ON TENANT'S OBLIGATIONS: In addition to the late charges specified in Section 3.4, any amount due from Tenant to Landlord which is not paid on or before the date due shall bear interest at the lower of (i) eighteen percent (18%) per annum or (ii) the highest rate from time to time allowed by applicable law, from the date such payment is due until paid, but the payment of such interest shall not excuse or cure the default.

SECTION 16.10 TIME: Time is of the essence in this Lease and in each and all of the provisions hereof. Whenever a period of days is specified in this Lease, such period shall refer to calendar days unless otherwise expressly stated in this Lease.

SECTION 16.11 DEFINED TERMS AND MARGINAL HEADINGS: The words Landlord and Tenant as used herein shall include the plural as well as singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The headings and titles to the articles, sections and subsections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.

SECTION 16.12 AUTHORITY OF TENANT: Tenant and each person signing this Lease on behalf of Tenant represents to Landlord as follows: Tenant and its general partners and managing members, if applicable, are each duly organized and legally existing under the laws of the state of its incorporation and is duly qualified to do business in the state where the Property is located. Tenant and its general partners and managing members, if applicable, each has all requisite power and all governmental certificates of authority, licenses, permits, qualifications and other documentation to lease the Premises and to carry on its business as now conducted and as contemplated to be conducted. Each person signing on behalf of Tenant is authorized to do so.


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

SECTION 16.13 FORCE MAJEURE: Whenever a period of time is hereby prescribed for action to be taken by Landlord or Tenant, the party taking the action shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of such party; provided, however, in no event shall the foregoing apply to the financial obligations of either Landlord or Tenant to the other under this Lease, including Tenant's obligation to pay Base Monthly Rent, Additional Rent or any other amount payable to Landlord hereunder.

SECTION 16.14 RECORDING: This Lease shall not be recorded. However, Landlord shall have the right to record a short form or memorandum hereof, at Landlord's expense, at any time during the terms hereof, and, if requested, Tenant agrees (without charge of Landlord) to join in the execution thereof.

SECTION 16.15 NO REPRESENTATIONS: LANDLORD AND LANDLORD'S AGENTS HAVE MADE NO WARRANTIES, REPRESENTATIONS OR PROMISES (EXCEPT OR IMPLIED) WITH RESPECT TO THE PREMISES, THE BUILDING OR ANY OTHER PART OF THE PROPERTY (INCLUDING, WITHOUT LIMITATION, THE CONDITION, USE OR SUITABILITY OF THE PREMISES, THE BUILDING OR THE PROPERTY), EXCEPT AS HEREIN EXPRESSLY SET FORTH AND NO RIGHTS, EASEMENTS OR LICENSES ARE ACQUIRED BY TENANT BY IMPLICATION OR OTHERWISE EXCEPT AS EXPRESSLY SET FORTH IN THE PROVISIONS OF THIS LEASE.

SECTION 16.16 PARKING: The parking areas and any parking structures shall be designated for automobile parking on a non-exclusive basis for all Property tenants (including Tenant) and their respective employees, customers, invitees and visitors. Parking and delivery areas for all vehicles shall be in accordance with parking regulations established from time to time by Landlord with which Tenant agrees to conform. Tenant shall only permit parking by its employees, customers and agents of appropriate vehicles in appropriate designated parking areas.

SECTION 16.17 ATTORNEYS' FEES: In the event of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred in such action (including, without limitation, all costs of appeal) and such amount shall be included in any judgment rendered in such proceeding.

SECTION 16.18 NO LIGHT, AIR OR VIEW EASEMENT: Any diminution or shutting off of light, air or view by any structure which may be erected on the Property or lands adjacent to the Property shall in no way affect this Lease or impose any liability on Landlord (even if Landlord is the adjacent land owner).

SECTION 16.19 SURVIVAL OF INDEMNITIES: Each indemnity agreement and hold harmless agreement contained herein shall survive the expiration or termination of the Lease.

SECTION 16.20 TENANT AND LANDLORD EACH: (1) AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS TENANT AND LANDLORD THAT IS TRIABLE OF RIGHT BY A JURY; AND (2) WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

SECTION 16.21 ENTIRE AGREEMENT: This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.


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

SECTION 16.22   [Intentionally omitted]

SECTION 16.23   [Intentionally omitted]

SECTION 16.24   [Intentionally omitted]

SECTION 16.25 LANDLORD'S LIEN: Tenant grants to Landlord an express contractual lien on and security interest in and to all goods, equipment, furnishings, fixtures, furniture, chattels and personal property of whatever nature owned by Tenant attached or affixed to or used in and about the Premises on the date of this Lease or at any time after the date of this Lease or otherwise located in the Premises or relating to Tenant's use of the Premises and all renewals or replacements or substitutions for any of the foregoing, all building materials and equipment now or hereafter delivered to the Premises and intended to be installed in the Premises and all security deposits and advance rentals under lease agreements on the date of this Lease or at any time after the date of this Lease covering or affecting the Premises and held by or for the benefit of Tenant, and all proceeds of the foregoing (including by way of illustration, but not limitation, proceeds of any insurance which may accrue to Tenant by reason of damage or destruction of any such property). Upon Landlord's request, Tenant shall execute and deliver to Landlord two (2) originals of a financing statement in form sufficient to perfect the security interest granted hereunder. A carbon, photographic or other reproduction of this Lease or this provision is sufficient and may be filed as a financing statement. Landlord shall have all the rights and remedies of a secured party under the Uniform Commerce Code as adopted in the State where the Property is located and this lien and security interest may be foreclosed by process of law. The requirement of reasonable notice prior to any sale under Article 9 of the applicable Uniform Commerce Code shall be met if such notice is given in the manner prescribed herein at least ten (10) days before the day of sale. Any public sale made pursuant to the provisions of this Section shall be deemed to have been conducted in a commercially reasonable manner if held in the Premises after the time place and method of sale and a general description of the types of property to be sold have been advertised for ten (10) consecutive days prior to the date of sale in a daily newspaper published in the county where the Building is located.

SECTION 16.26 LEASE CONTENTS: This lease consists of sixteen Articles and Exhibits "A" through "D", Riders 1 through __, and Addenda 1 through __.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Lease as of the date specified in the introductory paragraph of this Lease.

                                   LANDLORD:

                                   AMERICAN INDUSTRIAL PROPERTIES REIT


                                   By:   /s/ Joseph D. Akers
                                   ----------------------------
                                   Name: Joseph D. Akers
                                   Title: Vice President


                                   TENANT:

                                   MEDSTONE INTERNATIONAL, INC.


                                   By:   /s/ Mark Selawski
                                   ------------------------------
                                   Name: Mark Selawski
                                   Title: Chief Financial Officer


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                                      29